EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 15, 1996, included in LifeCell Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Amendment No.1 to Form 10-K on Form 10-K/A.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
September 12, 1996